UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2005

STRATOS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30869	36-4360035
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7444 West Wilson Avenue, Chicago, IL	60706
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (708) 867-9600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On March 9, 2005, the registrant issued a press release announcing the results of its annual meeting of stockholders held on March 8, 2005, which press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference. Proposal 1, regarding the election of the directors, and proposals 2 and 6, regarding amendments to the registrant’s restated certificate of incorporation to elect all directors annually for one-year terms and to delete certain obsolete provisions, respectively, were approved by stockholders at the meeting. The meeting was adjourned until 10:00 am on March 22, 2005 at the registrant’s offices at 7444 West Wilson Avenue, Chicago, Illinois, to permit the registrant to continue to solicit affirmative votes from the non-voting stockholders on proposals 3, 4 and 5, which are proposals to amend the registrant’s restated certificate of incorporation to permit stockholders to take action by written consent, to permit stockholders to call a special meeting of stockholders, and to reduce the percentage of stockholders required to amend certain provisions of the registrant’s restated certificate of incorporation and bylaws from 80% to a majority of outstanding shares, respectively. Stockholders may continue to vote with respect to proposals 3, 4 and 5 until such time as the polls are closed with respect to those proposals at the reconvened meeting by (1) completing, signing, dating and mailing the registrant’s proxy card, (2) voting via telephone or the internet or (3) attending and voting at the reconvened meeting in person, in each case as described in the registrant’s definitive proxy statement filed by the registrant with the Securities and Exchange Commission (“SEC”) and mailed to stockholders in connection with the annual meeting. It is not necessary for stockholders who have already voted by proxy to take any further action if they do not wish to change their votes. The registrant urges investors to read the definitive proxy statement because it contains important information. Investors will be able to obtain the proxy statement free of charge at the SEC’s website, http://www.sec.gov. In addition, documents filed with the SEC by the registrant will be available free of charge from Stratos Investor Relations, 7444 W. Wilson Avenue, Chicago, Illinois 60706-4549.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

     The following exhibit is furnished with this document:

Exhibit
Number	Description of Exhibit
99.1	Press Release titled “Stratos International Shareholders Approve Board Declassification—Stratos Adjourns Meeting to Continue Voting on Other Proposals” dated March 9, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATOS INTERNATIONAL, INC.
By:	/s/ Barry Hollingsworth
	Name:	Barry Hollingsworth
	Title:	Chief Financial Officer

Date: March 11, 2005

Exhibit Index

Exhibit
Number	Description of Exhibit
99.1	Press Release titled “Stratos International Shareholders Approve Board Declassification—Stratos Adjourns Meeting to Continue Voting on Other Proposals” dated March 9, 2005.